UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On February 4, 2025, TransCode Therapeutics, Inc. (the “Company”) convened a special meeting of stockholders (the “Special Meeting”) to vote upon the proposals set forth in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on December 30, 2024 (the “Proxy Statement”). There were 156,675 shares of the Company’s common stock, par value $0.0001, present or represented by proxy at the Special Meeting, which did not constitute a quorum under the Company’s bylaws.

Accordingly, the Special Meeting was adjourned without any business being conducted in order to allow time to achieve a quorum and to allow the Company’s stockholders additional time to vote on the proposals described in the Proxy Statement. Accordingly, the Special Meeting was adjourned and as announced at the Special Meeting, such meeting will reconvene again at 9:30 a.m. Eastern Time on February 25, 2025, virtually at www.virtualshareholdermeeting.com/RNAZ2025SM. During the period of adjournment, the Company will continue to solicit stockholder votes. The record date for the determination of stockholders of the Company entitled to vote at the adjourned Special Meeting remains the close of business on December 17, 2024.

On February 4, 2025, the Company issued a press release announcing that it had adjourned the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan” “potential,” “predict,” “should,” “will,” “would,” or the negative of these terms and similar expressions intended to identify forward-looking statements. These forward-looking statements include statements related to the proposals described in the Proxy Statement, the future, the timing and outcome of the adjourned Special Meeting, matters described above, the parties’ expectations and related matters. TransCode cautions readers that forward-looking statements are based on management’s expectations and assumptions as of the date of this news release and are subject to certain risks and uncertainties that could cause actual results to differ materially and adversely from those expressed in, or implied by, these forward-looking statements, including, but not limited to, the timing of the adjourned Special Meeting. These and other risks and uncertainties are described more fully in the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the SEC. Forward-looking statements reflect the Company’s analysis only on their stated date, and TransCode undertakes no obligation to update or revise these statements except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated February 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransCode Therapeutics, Inc.

Date: February 4, 2025	By:	/s/ Thomas A. Fitzgerald
Thomas A. Fitzgerald
Interim Chief Executive Officer; Chief Financial Officer